UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 21, 2025

V.F. Corporation

(Exact name of registrant as specified in charter)

Pennsylvania	1-5256	23-1180120
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1551 Wewatta Street

Denver, Colorado 80202

(Address of principal executive offices)

(720) 778-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, without par value, stated capital $.25 per share	VFC	New York Stock Exchange
4.125% Senior Notes due 2026	VFC26	New York Stock Exchange
0.250% Senior Notes due 2028	VFC28	New York Stock Exchange
4.250% Senior Notes due 2029	VFC29	New York Stock Exchange
0.625% Senior Notes due 2032	VFC32	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On May 21, 2025 (the “Amendment Effective Date”), V.F. Corporation (the “Company” or “VF”) entered into an amendment (the “Revolver Amendment”) to its $2.25 billion senior unsecured revolving credit facility agreement that expires November 2026 (the “Revolving Credit Facility”). The Revolver Amendment (i) makes certain amendments to the definition of “Consolidated Net Worth” and the aggregate amount of non-cash impairment charges and material impacts resulting from adverse legal rulings permitted to be included in determining Consolidated Net Worth as of the last day of each fiscal quarter ending after the Amendment Effective Date for purposes of determining compliance with the Consolidated Net Indebtedness to Consolidated Net Capitalization financial covenant and (ii) requires the Company and certain of its subsidiaries to provide guarantees and grant liens on certain of their assets to secure the obligations under the Revolving Credit Facility within 120 days of the Amendment Effective Date.

The foregoing description of the terms of the Revolver Amendment is not a complete description thereof and is qualified in its entirety by the full text of such agreement which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-balance Sheet Arrangement

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Amendment No. 5 to Revolving Credit Agreement, dated as of May 21, 2025, by and among V.F. Corporation, JPMorgan Chase Bank, N.A., as the Administrative Agent, the Lenders party thereto and the other parties thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

V.F. CORPORATION

By:	/s/ Paul Vogel
Name:	Paul Vogel
Title:	Executive Vice President and Chief Financial Officer

Date: May 21, 2025